Exhibit 32.1

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report on Form 10-K of Equity LifeStyle Properties, Inc. for the year ended December 31, 2018 (the “Annual Report”), I, Paul Seavey, Executive Vice President, Chief Financial Officer and Treasurer of Equity LifeStyle Properties, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	the Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of Equity LifeStyle Properties, Inc.
Date: February 26, 2019                By:    /s/ Paul Seavey
Paul Seavey
Executive Vice President, Chief Financial Officer and Treasurer

A signed original of this written statement required by Section 906 has been provided to
Equity LifeStyle Properties, Inc. and will be retained by Equity LifeStyle Properties, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.